Exhibit (c)(9)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Project Rushmore Discussion Materials
February 12th, 2019
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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Table of Contents
I. Situation Overview
II. Status Quo Management Projections Overview III. Abe Financial Analysis IV. Ulysses Financial Analysis V. Transaction Analysis
Supplemental Analysis
Appendix

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
I. Situation Overview

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Summary of Proposed Transaction

Proposal Component	Description
Consideration	Each Abe Common Unit held by public to receive: 0.500 Ulysses shares; $4.03 Cash. Taxable transaction to Abe unitholders
Ownership	Status Quo Abe ownership: Abe Public Unitholders: ~74.7%; Ulysses: ~25.3%. Pro Forma Ulysses ownership: Abe Public Unitholders: ~16.5%(2); Existing Ulysses Shareholders: ~83.5%
Structure	Ulysses will exchange newly-issued Ulysses shares and cash for Abe common units held by public; Transaction requires vote of Abe common unitholders, but no vote of Ulysses shareholders; Elimination of MLP
Proposed Ulysses Timing	12/4: Abe and Ulysses Investor Day; 1/28: Proposal Received; 1/29: Regularly scheduled Abe board meeting; 2/6: Abe and Ulysses report Q1'19 results; 2/6: Received Abe financial forecasts; 2/7: Received Ulysses financial forecasts; 2/8: Draft merger agreement & Ulysses management presentation; 2/12: Abe Special Committee meeting; 2/15: Provide indicative response; 3/15: Proposal expires

Consideration

- Each Abe Common Unit held by public to receive:
  - 0.500 Ulysses shares
  - $4.03 Cash
- Taxable transaction to Abe unitholders

Exchange Ratio Detail

	IDR Buyin Proposal 9/19/2018	Prior to Investor Day 12/3/2018	Proposal Date 1/25/2019	Current 2/8/2019	Implied Offer 1/25/2019	Implied Offer 2/8/2019
Spot Abe Price	$40.39	$36.67	$29.89	$30.14	$32.01	$30.64
Abe 30-Day VWAP	$40.22	$36.50	$26.34	$28.43		
Spot Ulysses Price	$53.76	$57.59	$55.95	$53.21	--	--
Spot XR	0.7513x	0.6367x	0.5342x	0.5664x	0.5720x(1)	0.5757x(1)
Premium to Spot					7.1%	1.6%
Premium to 30-Day VWAP					21.5%	7.7%

Ownership

- Status Quo Abe ownership:
  - Abe Public Unitholders: ~74.7%
  - Ulysses: ~25.3%
- Pro Forma Ulysses ownership:
  - Abe Public Unitholders: ~16.5%(2)
  - Existing Ulysses Shareholders: ~83.5%

Structure

- Ulysses will exchange newly-issued Ulysses shares and cash for Abe common units held by public
- Transaction requires vote of Abe common unitholders, but no vote of Ulysses shareholders
- Elimination of MLP

Proposed Ulysses Timing

- 12/4: Abe and Ulysses Investor Day
- 1/28: Proposal Received
- 1/29: Regularly scheduled Abe board meeting
- 2/6: Abe and Ulysses report Q1'19 results
- 2/6: Received Abe financial forecasts
- 2/7: Received Ulysses financial forecasts
- 2/8: Draft merger agreement & Ulysses management presentation
- 2/12: Abe Special Committee meeting
- 2/15: Provide indicative response
- 3/15: Proposal expires

Source: Company filings, Bloomberg, FactSet as of 2/8/2019.
(1) Implied all-in XR calculated as equity XR of 0.5x plus $4.03 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.7% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.5% Abe public unitholder ownership in pro forma entity.

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Corporate Trading Overview

($ in millions, years based on fiscal year)

Abe Partners

Common Unit Price as of 2/08/19		$30.14
52-week High (2/08/18)		$46.07
% Discount to 52-week High		(34.6%)
52-week Low (12/24/18)		$22.75
% Premium to 52-week Low		32.5%
Total Diluted Units Outstanding (MM)		93.8
LP Equity Value		**$2,828**
Value of GP / IDR[1]		$395
Implied Total Equity Value		**$3,222**
Long-term Debt		$2,622
Credit Facility		232
Other Short-term Borrowings		0
Cash		(8)
Net Debt		$2,846
Non-Controlling Interest		32
Enterprise Value		**$6,100**
	EBITDA	
Enterprise Value / FY 2019E EBITDA	$636	9.6x
Enterprise Value / FY 2020E EBITDA	644	9.5x
	DCF/Unit	
Price / FY 2019E DCF	$3.85	7.8x
Price / FY 2020E DCF	3.91	7.7x
	Dist./Unit	
Current Distribution Yield	$3.80	12.6%
FY 2019E Yield	3.80	12.6%
FY 2020E Yield	3.80	12.6%
2019E Coverage		1.0x
Moody's / S&P Rating		Ba2 / NR
Total Debt / LTM (12/31/18) EBITDA		4.6x
Current GP/IDR Tier		49.5%
Current % of Distributions to GP/IDR		12.3%

Ulysses Corporation

Common Share Price as of 2/08/19		$53.21
52-week High (12/07/18)		$59.31
% Discount to 52-week High		(10.3%)
52-week Low (2/13/18)		$42.51
% Premium to 52-week Low		25.2%
Total Diluted Shares Outstanding (MM)		177.8
Common Equity Value		$9,459
Total Equity Value		**$9,459**
Long-term Debt		$4,211
Credit Facility		665
Other Short-term Borrowings		12
Cash		(495)
Net Debt		$4,392
Non-Controlling Interest[2]		2,103
Enterprise Value		**$15,955**
	EBITDA	
Enterprise Value / FY 2019E EBITDA	$1,329	12.0x
Enterprise Value / FY 2020E EBITDA	1,623	9.8x
	Dist./Share	
Current Dividend Yield	$1.04	2.0%
FY 2019E Yield	1.12	2.1%
FY 2020E Yield	1.19	2.2%
FY 2019E Dividend Payout Ratio		41.8%
Moody's / S&P Rating		A2 / NR
Total Debt / LTM (12/31/18) EBITDA		3.8x

Source: Equity Research and FactSet as of 2/8/2019.
Note: Ulysses owns ~26% of Abe LP units and 100% of the GP/IDR cash flows. Fiscal years end on September 30th for both Abe and Ulysses.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(2) NCI accounted for at Abe's current market value multiplied by units held by the public. Wall Street research projections for EBITDA reflect fully consolidated EBITDA contribution of Abe.

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PRELIMINARY CONFIDENTIAL DRAFT Abe Comparable Performance Subject to Further Review & Revision
Indexed Price Performance
Immediately Prior to IDR Buy-In Proposal – Current Immediately Prior to Investor Day – Current
Abe Ulysses FGP SPH AMZ S&P 500 Utilities Abe Ulysses FGP SPH AMZ S&P 500 Utilities
Abe Price / Unit
120% 140% $50
5% 120%
100% $40 16%
(1%) $40
(6%)
(0%)
(14%) 100%
(5%) (3%)
80% $30.14 (8%)
$30 $30.14
(25%) $30
80%
(18%)
60%
Abe Price / Unit
60% $20 $20
40%
(62%)
40%
12/4/18 – $10
11/12/18 – FY18 $10 20% Ulysses and Abe Earnings Investor Day 20%
0% $0 0% $0
Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Dec-18 Dec-18 Dec-18 Jan-19 Jan-19 Jan-19 Feb-19

_____________________________________ Source: FactSet as of 2/8/2019.
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PRELIMINARY CONFIDENTIAL DRAFT
Historical Abe/Ulysses Exchange Ratio Subject to Further Review & Revision
February 8th, 2017 – February 8th, 2019
1.40x Prior to Investor Day – Current Prior to IDR Proposal – Current
0.80x 0.80x
0.70x 0.70x
Average XR: 0.6052x 0.60x Proposal Implied XR: 0.5757x 0.60x 1.20x 0.50x Proposal Implied XR: 0.5757x
0.50x
Average XR: 0.5191x
0.40x 0.40x
Dec-18 Dec-18 Dec-18 Jan-19 Jan-19 Jan-19 Feb-19 Sep-18 Oct-18 Oct-18 Nov-18 Dec-18 Dec-18 Jan-19 Feb-19
1.00x
0.80x 2-Year Average XR: 0.8442x
0.60x
Proposed Consideration: 0.5000x + $4.03/unit;     Implied XR: 0.5757x
Average Exchange Ratio XR Proposal XR Premium to Current Abe Price
Proposal (1/25/2019) 0.5342x 0.5720x 7.1% 0.40x Spot Current (2/8/2019) 0.5664x 0.5757x 1.6% Prior to Investor Day (12/3/18) 0.6367x 0.5700x (10.5%) 30-Day 0.5340x 0.5736x 7.4% 60-Day 0.5371x 0.5727x 6.6% Avg. 90-Day 0.5898x 0.5729x (2.9%) 180-Day 0.6822x 0.5744x (15.8%) 360-Day 0.8115x 0.5804x (28.5%)
0.20x
Feb-17 May-17 Aug-17 Dec-17 Mar-18 Jun-18 Oct-18 Jan-19

_____________________________________ Source: FactSet as of 2/8/2019.
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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Analysis at Various Exchange Ratios
($ in millions, unless otherwise noted)
A B C D E F G H I J K L
At Ulysses Undisturbed At Current(3) Proposal(4) XR(5)
Exchange Ratio (At Current Ulysses Sh. Price of $53.21) 0.5500x 0.5664x 0.5757x 0.6000x 0.6367x 0.6500x 0.7000x
Premium to Implied Abe Unit Price (Ulysses Share Price x XR) (2.9%) 0.0% 1.6% 5.9% 12.4% 14.8% 23.6% Implied Abe Unit Price $29.27 $30.14 $30.64 $31.93 $33.88 $34.59 $37.25 Fully Diluted Abe Units Outstanding 93.8 93.8 93.8 93.8 93.8 93.8 93.8 Implied Fully-Diluted Abe Equity Value $2,745 $2,828 $2,874 $2,995 $3,178 $3,245 $3,494 Net Debt 2,846 2,846 2,846 2,846 2,846 2,846 2,846 GP Equity Value(1) 395 395 395 395 395 395 395 Non-Controlling Interest 32 32 32 32 32 32 32 Implied Abe Enterprise Value(1) $6,018 $6,100 $6,147 $6,268 $6,451 $6,518 $6,767
Comparable Metrics
Abe WS Consensus Case
Propane Propane Abe Low-Growth Distributor Transaction Multiples: Statistic MLP Median Median(6) Median
EV / 2019E EBITDA $636 9.5x 9.6x 9.7x 9.9x 10.1x 10.3x 10.6x 9.3x 8.8x 7.5x EV / 2020E EBITDA $644 9.3x 9.5x 9.5x 9.7x 10.0x 10.1x 10.5x 9.0x 8.4x Equity Value / 2019E DCF(2) $367 7.5x 7.7x 7.8x 8.2x 8.7x 8.8x 9.5x 6.8x 6.5x Equity Value / 2020E DCF(2) $382 7.2x 7.4x 7.5x 7.8x 8.3x 8.5x 9.2x 6.2x 6.2x
Current Yield $3.80 13.0% 12.6% 12.4% 11.9% 11.2% 11.0% 10.2% 11.0% 8.8% 2019E Yield $3.80 13.0% 12.6% 12.4% 11.9% 11.2% 11.0% 10.2% 11.2% 8.8%
Abe Revised Budget
Propane Propane Low-Growth Distributor Transaction Multiples: Statistic MLP Median Median(6) Median
EV / 2019E EBITDA $625 9.6x 9.8x 9.8x 10.0x 10.3x 10.4x 10.8x 9.3x 8.8x 7.5x EV / 2020E EBITDA $643 10.1x 10.2x 10.3x 10.5x 10.8x 10.9x 11.3x 9.0x 8.4x $403 6.8x 7.0x 7.1x 7.4x 7.9x 8.1x 8.7x 6.8x 6.5x Equity Value / 2019E DCF(2)
Equity Value / 2020E DCF(2) $418 7.4x 7.6x 7.8x 8.1x 8.6x 8.8x 9.4x 6.2x 6.2x Abe Current Yield $3.15 10.8% 10.5% 10.3% 9.9% 9.3% 9.1% 8.5% 11.0% 8.8% 2019E Yield $3.15 10.8% 10.5% 10.3% 9.9% 9.3% 9.1% 8.5% 11.2% 8.8%
Source: Company filings, and FactSet as for 2/8/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield. (2) DCF attributable to all unitholders including GP + IDR Interest.
(3) Current unadjusted exchange based on Abe and Ulysses closing prices.
(4) Ulysses Proposal: 0.5000x XR and $4.03 cash consideration / unit. 8 (5) Undisturbed XR is the unaffected XR prior to the investor day on 12/4/2018.
(6) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Analysis at Various Exchange Ratios (cont'd)

($ in millions, unless otherwise noted)

A	B	C	D	E	F	G	H	I	J	K	L
			At Current[3]	At Ulysses Proposal[4]		Undisturbed XR[5]					
Exchange Ratio (At Current Ulysses Sh. Price of $53.21)		0.5500x	0.5664x	0.5757x	0.6000x	0.6367x	0.6500x	0.7000x			
Premium to Implied Abe Unit Price (Ulysses Share Price x XR)		(2.9%)	0.0%	1.6%	5.9%	12.4%	14.8%	23.6%			
Implied Abe Unit Price		$29.27	$30.14	$30.64	$31.93	$33.88	$34.59	$37.25			
Fully Diluted Abe Units Outstanding		93.8	93.8	93.8	93.8	93.8	93.8	93.8			
Implied Fully-Diluted Abe Equity Value		$2,745	$2,828	$2,874	$2,995	$3,178	$3,245	$3,494			
Net Debt		2,846	2,846	2,846	2,846	2,846	2,846	2,846			
GP Equity Value[1]		395	395	395	395	395	395	395			
Non-Controlling Interest		32	32	32	32	32	32	32			
Implied Abe Enterprise Value[1]		$6,018	$6,100	$6,147	$6,268	$6,451	$6,518	$6,767			
									Comparable Metrics		
Abe Historical Weather Case — Multiples:	Abe Statistic								Low-Growth MLP Median	Propane Distributor Median[6]	Propane Transaction Median
EV / 2019E EBITDA	$625	9.6x	9.8x	9.8x	10.0x	10.3x	10.4x	10.8x	9.3x	8.8x	7.5x
EV / 2020E EBITDA	$597	10.1x	10.2x	10.3x	10.5x	10.8x	10.9x	11.3x	9.0x	8.4x	
Equity Value / 2019E DCF[2]	$403	6.8x	7.0x	7.1x	7.4x	7.9x	8.1x	8.7x	6.8x	6.5x	
Equity Value / 2020E DCF[2]	$370	7.4x	7.6x	7.8x	8.1x	8.6x	8.8x	9.4x	6.2x	6.2x	
Current Yield	$3.15	10.8%	10.5%	10.3%	9.9%	9.3%	9.1%	8.5%	11.0%	8.8%	
2019E Yield	$3.15	10.8%	10.5%	10.3%	9.9%	9.3%	9.1%	8.5%	11.2%	8.8%	
Abe Capital Investment Case — Multiples:	Abe Statistic								Low-Growth MLP Median	Propane Distributor Median[6]	Propane Transaction Median
EV / 2019E EBITDA	$625	9.6x	9.8x	9.8x	10.0x	10.3x	10.4x	10.8x	9.3x	8.8x	7.5x
EV / 2020E EBITDA	$633	9.5x	9.6x	9.7x	9.9x	10.2x	10.3x	10.7x	9.0x	8.4x	
Equity Value / 2019E DCF[2]	$400	6.9x	7.1x	7.2x	7.5x	7.9x	8.1x	8.7x	6.8x	6.5x	
Equity Value / 2020E DCF[2]	$391	7.0x	7.2x	7.3x	7.7x	8.1x	8.3x	8.9x	6.2x	6.2x	
Current Yield	$3.14	10.7%	10.4%	10.2%	9.8%	9.3%	9.1%	8.4%	11.0%	8.8%	
2019E Yield	$3.14	10.7%	10.4%	10.2%	9.8%	9.3%	9.1%	8.4%	11.2%	8.8%	

Source: Company filings, and FactSet as for 2/8/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe's current yield.
(2) DCF attributable to all unitholders including GP + IDR Interest.
(3) Current unadjusted exchange based on Abe and Ulysses closing prices.
(4) Ulysses Proposal: 0.5000x XR and $4.03 cash consideration / unit.
(5) Undisturbed XR is the unaffected XR prior to the investor day on 12/4/2018.
(6) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
II. Status Quo Management Projections Overview

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Management Projections Overview

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

For Committee Consideration

Abe Assumptions

The following three EBITDA cases have been prepared by Abe Management

Operational Cases

- Revised Budget Case
  - $625 MM 2019E EBITDA per revised estimate, $642.5 MM in 2020E, and increases of $9 MM per year in 2021E and onwards
  - Base case reflects revised 2019 EBITDA budget of $625 MM, with strategic improvements driving 2020 growth of $17.5 MM and $9 MM growth assumed thereafter
- Historical Weather Case
  - $625 MM 2019E EBITDA per revised estimate, $597 MM in 2020E, and increases of $9 MM per year in 2021E and onwards
  - Historical weather case factors in the impact of normalized weather on a 2020 onward basis, reflecting 5-year average historical results
- Capital Investment Case
  - Incorporates additional benefits from capital investment of $56 MM to digitize Abe's customer service operations over the next 5 years

Financial Sensitivities

- Flat Distribution of $3.80 per unit throughout forecast period
- Targeted Leverage & Coverage Policy
  - FY 2019E distributions are cut to achieve 1.2x LP Distribution coverage
  - Distribution is held at cut level until Total Debt / EBITDA is reduced to less than or equal to 4.0x while coverage remains at least 1.2x respectively
  - Distribution growth thereafter is set at the appropriate level to maintain the targeted leverage and coverage metrics above

Ulysses Assumptions

Ulysses forecasts have been prepared by Ulysses management and furnished on February 7, 2019

- Base case assumes Revised Budget Case for Abe
- Regulated operation growth based on current filed rate case and DSIC recovery mechanism
- All capex forecasts reflect identified projects, except for $200 MM of unidentified midstream project capex over the forecast horizon
- Assumes that "excess" cash is not used to increase dividends or for additional reinvestment, but kept on the balance sheet
- Forecasts represents management's aim to maintain a payout ratio of between 35% - 45% and an annual dividend growth of 4%
  - Management expects to increase dividends above 4% if the payout ratio dips below 35%
- Management also expects to maintain a long term EPS growth of 6% - 10% per the Ulysses management presentation on February 8, 2019

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Management Projections

EBITDA


Historical
Historical Weather Case
Capital Investment Case
Revised Budget
Wall Street Consensus
$665
$619
$543
$551
$606
$636
$625
$644
$643
$597
$659
$633
$652
$606
$688
$659
$661
$615
$720
$667
$675
$670
$624
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

CapEx (Revised Budget)


Historical
Maintenance
Growth
Acquisitions
$130
$123
$141
$135
$115
117.0
$63
$54
125.0
$10
$61
$54
117.0
$15
$54
$48
118.0
$15
$55
$48
119.0
$15
$56
$48
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

DCF and Distributions


Historical Distribution
Historical Weather Case
Projected Distribution
Revised Budget
Historical DCF
Capital Investment Case
$3.96
$3.44
$3.79
$3.60
$3.72
$3.32
$3.78
$3.33
$3.80
$3.71
$3.71
$3.77
$3.77
$3.70
$3.82
$3.53
$3.87
$3.88
$3.58
$4.00
$3.92
$3.59
$4.16
$3.94
$3.80
$3.58

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
Revised Budget Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.99x	1.00x	1.02x	1.03x	1.04x
Historical Weather Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.99x	0.93x	0.94x	0.94x	0.94x
Capital Investment Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.99x	0.97x	1.02x	1.05x	1.10x

DCF and Dist. with Coverage/Leverage Targets


Historical Distribution
Historical Weather Case
Capital Investment Case
Targeted Capital Investment Dist.
Revised Budget
Historical DCF
Targeted Historical Weather Dist.
Targeted Revised Budget Dist.
$3.96
$3.44
$3.79
$3.60
$3.72
$3.32
$3.78
$3.33
$3.80
$3.71
$3.78
$3.77
$3.15
$3.86
$3.72
$3.15
$3.96
$3.91
$3.36
$3.15
$4.08
$4.03
$3.40
$3.15
$4.27
$4.08
$3.56
$3.40
$3.15

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
Revised Budget Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	1.20x	1.21x	1.23x	1.17x	1.16x
Historical Weather Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	1.20x	1.12x	1.14x	1.07x	1.05x
Capital Investment Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	1.20x	1.18x	1.23x	1.19x	1.22x

Source: Management.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Ulysses Management Projections
EBITDA Adjusted EPS
Historical Ulysses Utilities Wall Street Consensus Management Historical $3.71
Abe Propane Ulysses International $3.43
Midstream & Marketing Corporate and other $1,908 $1,807 $3.12 Misc. Income WSC $1,693 $2.90 $1,615 $2.74 $1,520 $3.34 $1,389 $1,421 $3.20 $1,369 $3.05 $1,209 $491 $2.29 $465 $2.02 $2.01 $2.05 $2.74 $2.68 $412 $432
$650 $666 $629 $639
$319 $350 $389 $420
-$13 -$10 -$10 -$11 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
WSC $1,329 $1,623 $1,684 $1,728 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
Cash Flow Per Share and Dividends Per Share CapEx
Maintanence & Growth Capex Acquisitions $7.96 $7.19 $7.67 $923 $844 $6.63 $6.13 $6.20 $782 $775 $15 $753 $15 $5.74 $5.52 $725 $719 $5.44 $666 $10 $448 $102 $187 $61 $474 $37 $1.09 $1.19 $1.24 $1.29 $624 $0.71 $0.71 $0.71 $0.71 $0.71 $605 $594 $436 $475
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
Ending Cash $436 $439 $518 $568 $462 $475 $613 $784 $934
Balance 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E

Source: Management and Wall Street consensus estimates.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
III. Abe Financial Analysis

TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

Low Growth MLP Metrics & Propane Distributors[1]

A	B	C	D	E	F	G	H	I	J	K	L	M	N
				Enterprise Value / EBITDA		Price / DCF/Unit		Distribution Yield		Distribution Metrics		Debt Metrics	
Low Growth MLPs													
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2019E	2020E	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$30.95	$4,756	$9,930	11.2x	10.4x	7.1x	5.9x	9.7%	9.7%	4.5%	1.25x	5.8x	BBB-
GasLog Partners LP	22.13	1,077	2,531	9.3x	9.0x	10.6x	11.2x	9.6%	10.0%	4.5%	0.93x	4.1x	NA
Genesis Energy LP	19.95	2,453	6,899	9.9x	9.5x	6.4x	5.4x	11.0%	11.4%	4.6%	1.51x	5.3x	B+
Global Partners LP	18.99	679	2,052	9.1x	8.8x	7.3x	NA	10.0%	10.0%	0.0%	1.31x	5.8x	B+
Golar LNG Partners LP	13.06	1,004	2,221	8.9x	8.7x	5.0x	4.4x	12.4%	12.4%	0.1%	1.06x	4.6x	NA
Holly Energy Partners LP	28.66	3,027	4,576	12.8x	12.3x	10.6x	10.1x	9.3%	9.4%	0.4%	0.98x	4.0x	Ba3
KNOT Offshore Partners LP	18.55	617	1,756	8.4x	8.1x	6.8x	7.1x	11.2%	11.2%	0.0%	1.51x	5.0x	NA
Martin Midstream Partners LP	12.39	502	1,197	7.3x	6.9x	5.5x	5.4x	16.1%	16.1%	0.0%	1.12x	4.2x	B
NGL Energy Partners LP	10.87	1,347	3,770	7.6x	7.1x	4.9x	5.0x	14.4%	14.4%	2.7%	1.63x	4.1x	B+
NuStar Energy LP	24.68	3,238	7,388	10.8x	10.0x	10.4x	9.2x	9.7%	9.7%	0.0%	0.99x	5.0x	BB
PBF Logistics LP	21.86	1,167	1,885	10.7x	9.7x	9.3x	7.9x	9.1%	9.5%	2.4%	1.11x	3.1x	NA
Summit Midstream Partners LP	12.59	1,002	2,498	7.7x	7.2x	4.9x	4.8x	18.3%	18.3%	0.0%	1.12x	3.6x	BB-
Sunoco LP	29.06	3,080	5,888	9.5x	9.3x	7.8x	7.6x	11.4%	11.4%	0.0%	1.21x	4.5x	BB-
TC PipeLines LP	30.75	2,354	4,669	10.5x	10.5x	6.5x	6.5x	8.5%	8.5%	0.0%	1.83x	5.0x	BBB-
USA Compression Partners LP	14.32	1,383	3,604	9.1x	8.5x	6.6x	5.7x	14.7%	14.7%	0.0%	1.05x	4.4x	B+
Low		$502	$1,197	7.3x	6.9x	4.9x	4.4x	8.5%	8.5%	0.0%	0.93x	3.1x	
Mean		$1,846	$4,058	9.5x	9.1x	7.3x	6.9x	11.7%	11.8%	1.3%	1.24x	4.6x	
Median		$1,347	$3,604	9.3x	9.0x	6.8x	6.2x	11.0%	11.2%	0.0%	1.12x	4.5x	
High		$4,756	$9,930	12.8x	12.3x	10.6x	11.2x	18.3%	18.3%	4.6%	1.83x	5.8x	
Propane Distributors													
Ferrellgas Partners LP	$1.11	$108	$2,119	8.8x	8.4x	2.4x	1.3x	0.0%	0.0%	NA	NA	8.4x	CCC
Suburban Propane Partners LP	21.90	1,372	2,646	9.2x	9.1x	6.8x	6.6x	11.0%	11.0%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation[3]	8.25	1,430	2,716	7.8x	7.4x	6.3x	5.8x	6.6%	6.6%	0.0%	2.40x	3.7x	BB
Low		$108	$2,119	7.8x	7.4x	6.3x	5.8x	6.6%	6.6%	0.0%	1.30x	3.7x	
Mean		$970	$2,494	8.6x	8.3x	6.5x	6.2x	8.8%	8.8%	2.6%	1.85x	5.5x	
Median		$1,372	$2,646	8.8x	8.4x	6.5x	6.2x	8.8%	8.8%	2.6%	1.85x	4.4x	
High		$1,430	$2,716	9.2x	9.1x	6.8x	6.6x	11.0%	11.0%	5.1%	2.40x	8.4x	
Abe Partners, L.P. (WS)	$30.14	$3,222	$6,100	9.6x	9.5x	7.8x	7.7x	12.6%	12.6%	(4.5%)	1.02x	4.5x	NA
Abe Partners, L.P. (Revised Budget)				9.8x	9.5x	8.0x	7.9x	12.6%	12.6%	0.0%	0.99x	4.5x	NA
Abe Partners, L.P. (Historical Weather Case)				9.8x	10.2x	8.0x	8.5x	12.6%	12.6%	0.0%	0.99x	4.8x	NA
Abe Partners, L.P. (Capital Investment Case)				9.8x	9.6x	8.0x	8.1x	12.6%	12.6%	0.0%	0.99x	4.5x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 BB and $10 BB.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Uses exchange rate of 0.7534 USD per CAD.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

15

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Propane Precedent Transactions Analysis

A	B	C	D	E	F	G
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA FY1/NTM	Purchase Price / EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	84	10.7x[(1)]
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	28	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	19	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	33	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	38	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	136	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	95	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	9.1x
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	325	8.9x
1/4/2010	Inergy, L.P.	Sterling Partners	Liberty Propane	223	36	6.2x
4/20/2004	Ferrellgas	Blue Rhino	-	343	44	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	34	6.0x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA
Low				$170	$19	3.8x
Mean				$668	$89	7.8x
Median				$343	$41	7.5x
High				$2,890	$325	12.3x
>$1B Mean				$2,345	$261	9.0x
>$1B Median				$2,345	$261	9.0x
Current (2/8/2019)	Ulysses	Abe		$6,094	$625	9.8x

Source: Company filings, Wall Street research, IHS Market.
(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

16

Abe DCF Analysis

Abe Revised Budget Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $30.14
Implied Proposal Value: $30.64

Discounted Levered DCF Analysis

Levered DCF Attributable to Abe LP Unitholders | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple: 6.0x	7.5x	9.0x
8.0%	$29.89	$34.41	$38.92
10.0%	$28.41	$32.64	$36.88
12.0%	$27.03	$31.01	$34.99

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield: 13.0%	11.0%	9.0%
8.0%	$33.99	$38.04	$43.91
10.0%	$32.24	$36.05	$41.55
12.0%	$30.63	$34.21	$39.37

Discounted Levered DCF Analysis

Levered DCF Attributable to Abe LP Unitholders | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple: 6.0x	7.5x	9.0x
8.0%	$30.73	$35.40	$40.08
10.0%	$29.20	$33.58	$37.97
12.0%	$27.78	$31.90	$36.01

Discounted Distribution Analysis

Distributions Attributable to LP Unitholders | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield: 13.0%	11.0%	9.0%
8.0%	$29.81	$33.44	$38.69
10.0%	$28.27	$31.68	$36.60
12.0%	$26.84	$30.04	$34.66

Source: Management projections.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
17

PRELIMINARY CONFIDENTIAL DRAFT
Abe Illustrative Discounted Future Value Subject to Further Review & Revision
Abe Revised Budget Case
$3.80 Annual Distribution Policy Targeted Leverage & Coverage Policy
Yield
$43.69 $43.34 $43.08 $43.03
9.0%
$37.83 $37.92 $37.00 $37.26 $36.71 $35.72 $36.23 11.0% $35.59 $33.27 $32.76 $32.61 $32.22 13.0% $31.88 $30.40 $30.44 $30.14 $29.51 $30.14 $29.18 Current $28.34 Unit Price $26.44 $25.20
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
Assumptions
∎ Management projections ∎ Valuation date as of 3/31/19
∎ Future share price calculated at FY1 annual distributions divided by yield
∎ Discounted to 3/31/19 at 10% cost of equity
☐ Interim distributions discounted upon receipt to 3/31/19
___________________________________ 18 Source: Management projections and FactSet as of 2/8/2019.
Note: Valuation based on annual distributions.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Abe DCF Analysis Subject to Further Review & Revision
Abe Historical Weather Case | Valuation Effective Date: 3/31/2019
Discounted Levered DCF Analysis Discounted Distribution Analysis
Levered DCF Attributable to Abe LP Unitholders | $3.80 Annual Dist. Policy Distributions Attributable to LP Unitholders | $3.80 Annual Dist. Policy
2023E DCF Multiple 2023E Distribution Yield
Discount Rate
Discount Rate
6.0x 7.5x 9.0x 13.0% 11.0% 9.0%
8.0% $27.45 $31.56 $35.66 8.0% $33.99 $38.04 $43.91
10.0% $26.10 $29.95 $33.80 10.0% $32.24 $36.05 $41.55 12.0% $24.85 $28.46 $32.08 12.0% $30.63 $34.21 $39.37
Discounted Levered DCF Analysis Discounted Distribution Analysis
Levered DCF Attributable to Abe LP Unitholders | Targeted Leverage & Coverage Policy Distributions Attributable to LP Unitholders | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E Distribution Yield
Discount Rate
Discount Rate
6.0x 7.5x 9.0x 13.0% 11.0% 9.0%
8.0% $28.44 $32.73 $37.02 8.0% $28.18 $31.54 $36.41
10.0% $27.03 $31.06 $35.08 10.0% $26.74 $29.89 $34.45 12.0% $25.73 $29.51 $33.29 12.0% $25.40 $28.36 $32.64
___________________________________ 19 Source: Management projections.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Abe Illustrative Discounted Future Value Subject to Further Review & Revision
Abe Historical Weather Case
$3.80 Annual Distribution Policy Targeted Leverage & Coverage Policy
Yield
$43.69 $43.34 $43.08 $43.03
9.0%
$37.00 $37.26 $36.71 $36.23 11.0% $35.59 $35.72 $35.94 $35.68 $33.27 $32.61 13.0% $31.88 $30.89 $30.40 $30.44 $30.68 $30.14 $29.51 $30.14 Current Unit $27.58 $27.04 Price $26.44 $25.20
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
Assumptions
∎ Management projections ∎ Valuation date as of 3/31/19
∎ Future share price calculated at FY1 annual distributions divided by yield
∎ Discounted to 3/31/19 at 10% cost of equity
☐ Interim distributions discounted upon receipt to 3/31/19
___________________________________ 20 Source: Management projections and FactSet as of 2/8/2019.
Note: Valuation based on annual distributions.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Abe DCF Analysis Subject to Further Review & Revision
Abe Capital Investment Case | Valuation Effective Date: 3/31/2019
Discounted Levered DCF Analysis Discounted Distribution Analysis
2023E DCF Multiple 2023E Distribution Yield
Discount Rate
Levered DCF Attributable to Abe LP Unitholders | $3.80 Annual Dist. Policy Distributions Attributable to LP Unitholders | $3.80 Annual Dist. Policy
Discount Rate
6.0x 7.5x 9.0x 13.0% 11.0% 9.0%
8.0% $30.84 $35.61 $40.38 8.0% $33.99 $38.04 $43.91
10.0% $29.29 $33.77 $38.24 10.0% $32.24 $36.05 $41.55 12.0% $27.86 $32.06 $36.26 12.0% $30.63 $34.21 $39.37
Discounted Levered DCF Analysis Discounted Distribution Analysis
Levered DCF Attributable to Abe LP Unitholders | Targeted Leverage & Coverage Policy Distributions Attributable to LP Unitholders | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E Distribution Yield
Discount Rate
6.0x 7.5x 9.0x 13.0% 11.0% 9.0%
8.0% $31.45 $36.34 $41.24 8.0% $30.74 $34.54 $40.03
Discount Rate
10.0% $29.87 $34.46 $39.04 10.0% $29.14 $32.70 $37.85 12.0% $28.40 $32.71 $37.02 12.0% $27.66 $31.00 $35.84
___________________________________ 21 Source: Management projections.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Abe Illustrative Discounted Future Value Subject to Further Review & Revision
Abe Capital Investment Case
$3.80 Annual Distribution Policy Targeted Leverage & Coverage Policy
Yield
$43.69 $43.34 $43.08 $43.03
9.0%
$38.19 $39.23 $37.00 $37.26 $36.71 $36.09 11.0% $35.59 $35.59 $33.83 $33.27 $32.61 $32.52 13.0% $31.88 $30.40 $30.33 $30.10 $30.14 $29.40 $28.59 $30.14 Current Unit Price $26.34 $25.11
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
Assumptions
∎ Management projections ∎ Valuation date as of 3/31/19
∎ Future share price calculated at FY1 annual distributions divided by yield
∎ Discounted to 3/31/19 at 10% cost of equity
☐ Interim distributions discounted upon receipt to 3/31/19
___________________________________ 22 Source: Management projections and FactSet as of 2/8/2019.
Note: Valuation based on annual distributions.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
IV. Ulysses Financial Analysis

TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

Local Distribution Companies

A	B	C	D	E	F	G	H	I	J	K	L	M	O	P	N
				Enterprise Value / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics			Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio[2]	Net Debt / 2019E EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$97.97	$11,505	$14,972	12.6x	11.3x	22.5x	21.0x	12.6x	11.0x	2.1%	2.1%	56.7%	2.9x	NA	6.5%
Chesapeake Utilities Corporation	88.11	1,455	1,969	13.4x	12.6x	23.9x	22.5x	NA	NA	1.7%	1.8%	44.1%	3.5x	NA	7.6%
NiSource Inc	26.58	9,706	18,800	11.3x	10.7x	19.8x	18.6x	8.9x	8.6x	3.0%	3.1%	128.1%	5.0x	BBB+	5.7%
New Jersey Resources Corporation	45.95	4,099	5,564	19.4x [1]	17.7x [1]	23.0x	21.4x	17.1x	14.5x	2.5%	2.6%	80.6%	5.1x	NA	6.0%
Northwest Natural Holding Co.	61.94	1,789	2,675	11.5x	11.0x	25.2x	24.0x	10.2x	10.7x	3.1%	3.1%	55.6%	3.8x	A+	4.5%
ONE Gas Inc	84.02	4,445	5,634	11.9x	11.2x	24.5x	23.7x	12.4x	11.5x	2.4%	2.4%	65.0%	2.5x	A	5.0%
Spire Inc	78.55	4,329	6,980	13.8x	12.9x	21.1x	20.2x	11.2x	10.9x	3.0%	3.0%	68.0%	5.2x	A-	5.0%
Southwest Gas Holdings Inc	78.50	4,187	6,051	9.1x	8.4x	19.7x	18.5x	7.8x	8.1x	2.6%	2.8%	51.5%	2.8x	BBB+	6.0%
Low		$1,455	$1,969	9.1x	8.4x	19.7x	18.5x	7.8x	8.1x	1.7%	1.8%	44.1%	2.5x		4.5%
Mean		$5,189	$7,831	12.0x	11.2x	22.5x	21.2x	11.5x	10.8x	2.6%	2.6%	68.7%	3.9x		5.8%
Median		$4,258	$5,843	11.9x	11.2x	22.8x	21.2x	11.2x	10.9x	2.6%	2.7%	60.8%	3.7x		5.9%
<60% Payout Ratio Median		$2,988	$4,363	12.1x	11.2x	23.2x	21.8x	10.2x	10.7x	2.4%	2.5%	53.6%	3.2x		6.3%
High		$11,505	$18,800	13.8x	12.9x	25.2x	24.0x	17.1x	14.5x	3.1%	3.1%	128.1%	5.2x		7.6%
Ulysses Corporation (WS)	$53.21	$9,459	$15,955	12.0x	9.8x	19.9x	17.4x	9.8x	8.2x	2.0%	2.1%	47.5%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				9.9x	9.4x	18.2x	17.0x	8.6x	7.4x	2.0%	2.0%	35-45%	2.7x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.

(2) Payout ratio defined as last quarter dividend divided by LTM earnings.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

24

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

C-Corp Midstream Companies

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Yield		Dividend (Distribution) Metrics		Debt Metrics	
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Dist. CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Enbridge Inc	$36.10	$73,089	$134,867	13.6x	12.1x	19.3x	16.4x	10.0x	9.0x	6.2%	6.2%	3.2%	1.5x	4.8x	BBB+
Kinder Morgan Inc	18.02	41,005	76,387	9.9x	9.5x	17.7x	16.7x	8.3x	7.7x	4.4%	5.5%	14.5%	2.2x	4.3x	BBB
SemGroup Corporation	15.32	1,367	3,955	9.0x	8.1x	21.9x	16.3x	5.1x	4.8x	12.3%	13.1%	5.3%	1.5x	5.9x	B+
Targa Resources Corp.	42.67	9,913	17,151	11.2x	8.9x	129.3x	32.1x	11.1x	7.3x	8.5%	8.5%	4.4%	1.1x	3.8x	BB
Tallgrass Energy LP	22.92	6,476	10,002	10.4x	11.2x	13.1x	16.8x	9.3x	9.2x	8.9%	9.5%	4.7%	1.3x	3.2x	BBB-
Williams Companies Inc	26.88	33,480	57,087	11.3x	10.6x	28.1x	24.9x	10.5x	9.6x	5.1%	5.7%	9.4%	1.7x	4.4x	BBB
Low		$1,367	$3,955	9.0x	8.1x	13.1x	16.3x	5.1x	4.8x	4.4%	5.5%	3.2%	1.1x	3.2x	
Mean		$27,555	$49,908	10.9x	10.1x	38.2x	20.5x	9.0x	7.9x	7.6%	8.1%	6.9%	1.6x	4.4x	
Median		$21,697	$37,119	10.8x	10.1x	20.6x	16.7x	9.7x	8.3x	7.3%	7.3%	5.0%	1.5x	4.4x	
High		$73,089	$134,867	13.6x	12.1x	129.3x	32.1x	11.1x	9.6x	12.3%	13.1%	14.5%	2.2x	5.9x	
Ulysses Corporation (WS)	$53.21	$9,459	$15,955	12.0x	9.8x	19.9x	17.4x[1]	9.8x[1]	8.2x	2.0%	2.1%	5.4%	NA	3.3x	NA
Ulysses Corporation (Mgmt.)				9.9x	9.4x	18.2x	17.0x[1]	8.6x[1]	7.4x	2.0%	2.0%	4.0%	NA	2.7x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.
(1) P/CFPS shown for Ulysses.
(2) Coverage defined as distributable cash flow divided by total distributions.

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PRELIMINARY CONFIDENTIAL DRAFT
Ulysses DCF Analysis | Management Projections Subject to Further Review & Revision
Valuation Effective Date: 3/31/2019
Discounted Unlevered DCF(1) Analysis
2023E EBITDA Terminal Multiple
Discount Rate
8.50x 10.5x 12.5x
4.00% $57.92 $77.38 $96.84
4.75% $56.34 $75.45 $94.57 5.50% $54.80 $73.57 $92.35
Discounted Unlevered DCF Analysis(1,2)
Supplemental Calculation Detail
2H 2019E 2020E 2021E 2022E
EBITDA $807 $1,693 $1,807 $1,908 Cash Taxes (53) (98) (88) Capex (377) (719) (775) FCF $378 $876 $943 Discount Factor 0.988 0.955 0.911 Disc. FCF $374 $836 $859 Disc. SQ Ulysses FCF Total $2,069 Terminal Multiple 10.5x Terminal Disc. Factor 0.890x Implied Terminal PV EV $17,840 Less SQ Ulysses Net Debt ($4,392) Less SQ Ulysses NCI ($2,103) Implied SQ Ulysses Equity Value $13,414 SQ Ulysses Equity Value per Share $75.45
Source: Wall street consensus projections as of 2/8/2019. 26 (1) Net Income attributable to non-controlling interests is included in consolidated EBITDA.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at market value
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SQ Ulysses Sum-of-the-Parts Analysis
FY 2019E Multiple(1) Enterprise Value
FY 2019E EBITDA Low High Low High SQ Ulysses Businesss Segments Midstream & Marketing $230 9.5x 11.5x $2,189 $2,650 Utilities $324 10.0x 12.0x $3,243 $3,891 International $420 8.0x 10.0x $3,358 $4,197 Total Enterprise Value $8,790 $10,739 Less Net Debt ($1,547) ($1,547) Equity Value $7,243 $9,192
FY 2019E GP/IDR Cashflow FY 2019E Distribution Yield(2) Equity Value
Abe
GP Equity Value $50 12.6% 12.6% $395 $395 Abe FD LP Equity Value $2,828 $2,828 Abe Equity Value $3,223 $3,223 Less Abe NCI ($2,103) ($2,103) Total SQ Ulysses Equity Value $8,363 $10,312 Ulysses FD Shares O/S 177.8 177.8 Implied SQ Ulysses Share Price $47.04 $58.01
Source: Management Projections and FactSet as of 2/8/2019.
Note: Corporate revenue, expenses, and other income allocated pro-rata on gross revenue. 27
1. Based on comparable C-Corp, LDC’s, and Propane Distributors median 2019E EV/EBITDA.
2. Based on Abe 2019E distribution yield.
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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
V. Transaction Analysis

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Subject to Further Review & Revision

Transaction Assumptions

Transaction Assumptions

- Transaction effective on 03/31/2019
- Ulysses will acquire Abe in a mixed stock/cash transaction
- Base case assumes:
  - Each outstanding Public Abe common unit exchanged for 0.5000 Ulysses shares and $4.03 cash per Abe unit
  - Abe earnings will be taxable at Ulysses' corporate tax rate[2]
- Assumes Ulysses' status quo dividend policy for pro forma entity
- Synergies are expected at pro forma Ulysses mainly due to reduced filings costs
  - $2.5MM in FY 2019E and $5 MM on a go-forward basis
- Step-up depreciation due to:
  - Capex allocated on a 5-20 year ADS schedule depending on capex category as provided by Abe management
  - Goodwill based on inside tax basis and 704(c) and 743(b) provided by company management
  - Step-up reduces cash taxes at a marginal rate of ~28.89%

Sources & Uses At Proposed Transaction

Uses		Sources	
Purchase Non-Affiliated Abe Units O/S	$1,864	Ulysses Equity Issued	$1,864
Cash Consideration - Non-Affiliated Units	282	Revolver Draw	292
Transaction Fees[1]	10		
Total Uses	**$2,156**	**Total Sources**	**$2,156**

Ulysses Ownership Comparison

Status Quo Ulysses


Existing Ulysses Public 100%

Status Quo Abe


Units Held by Ulysses 25.3%
Abe Public 74.7%

Pro Forma Ulysses


Prior Abe Public 16.5%
Existing Ulysses Public 83.5%

Source: FactSet as of 2/8/2019.
(1) Provided by Management.
(2) Analysis of after-tax effects on Abe unitholder and future distributions to come.

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Summary of PF Projections
EBITDA(1) Adjusted EPS
$3.78 $1,908 $3.38 $1,813 $3.11 $1,613 $1,702 $3.00
2.74 $1,520 $1,369 $1,389 $1,421 $1,209 2.29
2.02 2.01 2.05
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
Cash Flow Per Share and Dividends Per Share CapEx
Maintanence & Growth Capex Acquisitions
$7.09 $7.22 $923
$6.63 $6.77 $844
$6.13 $782 $15
$5.74 $753 $775 $15
$5.52 $5.44 $5.46 $725 $719 $10 $666 $448 $102 $187 $61 $474 $37
$1.24 $1.29
$1.09 $1.19
$0.71 $0.71 $0.71 $0.71 $0.71 $605 $624 $594 $436 $475 $753 $709 $760 $829
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
Ending Cash Balance $436 $439 $518 $568 $462 $475 $613 $784 $934
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E
30 Source: Management.
(1) Miscellaneous income allocated to each segment as a percentage of gross profit.
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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

Local Distribution Companies

A	B	C	D	E	F	G	H	I	J	K	L	M	O	P	N
				Enterprise Value / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics			Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio[2]	Net Debt / 2019E EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$97.97	$11,505	$14,972	12.6x	11.3x	22.5x	21.0x	12.6x	11.0x	2.1%	2.1%	56.7%	2.9x	NA	6.5%
Chesapeake Utilities Corporation	88.11	1,455	1,969	13.4x	12.6x	23.9x	22.5x	NA	NA	1.7%	1.8%	44.1%	3.5x	NA	7.6%
NiSource Inc	26.58	9,706	18,800	11.3x	10.7x	19.8x	18.6x	8.9x	8.6x	3.0%	3.1%	128.1%	5.0x	BBB+	5.7%
New Jersey Resources Corporation	45.95	4,099	5,564	19.4x [1]	17.7x [1]	23.0x	21.4x	17.1x	14.5x	2.5%	2.6%	80.6%	5.1x	NA	6.0%
Northwest Natural Holding Co.	61.94	1,789	2,675	11.5x	11.0x	25.2x	24.0x	10.2x	10.7x	3.1%	3.1%	55.6%	3.8x	A+	4.5%
ONE Gas Inc	84.02	4,445	5,634	11.9x	11.2x	24.5x	23.7x	12.4x	11.5x	2.4%	2.4%	65.0%	2.5x	A	5.0%
Spire Inc	78.55	4,329	6,980	13.8x	12.9x	21.1x	20.2x	11.2x	10.9x	3.0%	3.0%	68.0%	5.2x	A-	5.0%
Southwest Gas Holdings Inc	78.50	4,187	6,051	9.1x	8.4x	19.7x	18.5x	7.8x	8.1x	2.6%	2.8%	51.5%	2.8x	BBB+	6.0%
Low		**$1,455**	**$1,969**	**9.1x**	**8.4x**	**19.7x**	**18.5x**	**7.8x**	**8.1x**	**1.7%**	**1.8%**	**44.1%**	**2.5x**		**4.5%**
Mean		**$5,189**	**$7,831**	**12.0x**	**11.2x**	**22.5x**	**21.2x**	**11.5x**	**10.8x**	**2.6%**	**2.6%**	**68.7%**	**3.9x**		**5.8%**
Median		**$4,258**	**$5,843**	**11.9x**	**11.2x**	**22.8x**	**21.2x**	**11.2x**	**10.9x**	**2.6%**	**2.7%**	**60.8%**	**3.7x**		**5.9%**
<60% Payout Ratio Median		**$2,988**	**$4,363**	**12.1x**	**11.2x**	**23.2x**	**21.8x**	**10.2x**	**10.7x**	**2.4%**	**2.5%**	**53.6%**	**3.2x**		**6.3%**
High		**$11,505**	**$18,800**	**13.8x**	**12.9x**	**25.2x**	**24.0x**	**17.1x**	**14.5x**	**3.1%**	**3.1%**	**128.1%**	**5.2x**		**7.6%**
Ulysses Corporation (WS)	$53.21	$9,459	$15,955	12.0x	9.8x	19.9x	17.4x	9.8x	8.2x	2.0%	2.1%	47.5%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				9.9x	9.4x	18.2x	17.0x	8.6x	7.4x	2.0%	2.0%	35-45%	2.7x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.

(2) Payout ratio defined as last quarter dividend divided by LTM earnings.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

31

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

PF Ulysses Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

C-Corp Midstream Companies

A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P
				Enterprise Value / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Yield		Dividend (Distribution) Metrics		Debt Metrics	
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Dist. CAGR 2019E to 2022E	2019E Coverage[2]	Net Debt / 2019E EBITDA	S&P Credit Rating
Enbridge Inc	$36.10	$73,089	$134,867	13.6x	12.1x	19.3x	16.4x	10.0x	9.0x	6.2%	6.2%	3.2%	1.5x	4.8x	BBB+
Kinder Morgan Inc	18.02	41,005	76,387	9.9x	9.5x	17.7x	16.7x	8.3x	7.7x	4.4%	5.5%	14.5%	2.2x	4.3x	BBB
SemGroup Corporation	15.32	1,367	3,955	9.0x	8.1x	21.9x	16.3x	5.1x	4.8x	12.3%	13.1%	5.3%	1.5x	5.9x	B+
Targa Resources Corp.	42.67	9,913	17,151	11.2x	8.9x	129.3x	32.1x	11.1x	7.3x	8.5%	8.5%	4.4%	1.1x	3.8x	BB
Tallgrass Energy LP	22.92	6,476	10,002	10.4x	11.2x	13.1x	16.8x	9.3x	9.2x	8.9%	9.5%	4.7%	1.3x	3.2x	BBB-
Williams Companies Inc	26.88	33,480	57,087	11.3x	10.6x	28.1x	24.9x	10.5x	9.6x	5.1%	5.7%	9.4%	1.7x	4.4x	BBB
Low		$1,367	$3,955	9.0x	8.1x	13.1x	16.3x	5.1x	4.8x	4.4%	5.5%	3.2%	1.1x	3.2x	
Mean		$27,555	$49,908	10.9x	10.1x	38.2x	20.5x	9.0x	7.9x	7.6%	8.1%	6.9%	1.6x	4.4x	
Median		$21,697	$37,119	10.8x	10.1x	20.6x	16.7x	9.7x	8.3x	7.3%	7.3%	5.0%	1.5x	4.4x	
High		$73,089	$134,867	13.6x	12.1x	129.3x	32.1x	11.1x	9.6x	12.3%	13.1%	14.5%	2.2x	5.9x	
Ulysses Corporation (WS)	$53.21	$9,459	$15,955	12.0x	9.8x	19.9x	17.4x [1]	9.8x[1]	8.2x	2.0%	2.1%	5.4%	NA	3.3x	NA
Ulysses Corporation (Mgmt.)				9.9x	9.4x	18.2x	17.0x [1]	8.6x[1]	7.4x	2.0%	2.0%	4.0%	NA	2.7x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.
(1) P/CFPS shown for Ulysses.
(2) Coverage defined as distributable cash flow divided by total distributions.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

32

PRELIMINARY CONFIDENTIAL DRAFT PF Ulysses DCF Analysis Subject to Further Review & Revision
Abe Revised Budget Case | Valuation Effective Date: 3/31/2019
Discounted Unlevered DCF(1) Analysis
2022E Terminal Multiple
Discount Rate
9.0x 10.5x 12.0x
4.00% $61.53 $73.72 $85.91
4.75% $60.13 $72.11 $84.08
5.50% $58.77 $70.53 $82.30
Discounted Unlevered DCF(1) Analysis
Supplemental Calculation Detail
2H 2019E 2020E 2021E 2022E
EBITDA $807 $1,702 $1,813 $1,908 Cash Taxes (44) (48) (44) Capex (377) (719) (775) FCF $386 $934 $994 Discount Factor 0.988 0.955 0.911 Disc. FCF $381 $892 $906 Disc. SQ Ulysses FCF Total $2,179 Terminal Multiple 10.5x Terminal Disc. Factor 0.890x Implied Terminal PV EV $17,840 Less PF Ulysses Net Debt(2) ($4,675) Implied SQ Ulysses Equity Value $15,344 SQ Ulysses Equity Value per Share $72.11
Source: Wall street consensus projections as of 2/8/2019. 33 (1) Net Income attributable to non-controlling interests is included in consolidated EBITDA.
(2) Includes additional debt to fund cash component of transaction consideration.
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PRELIMINARY CONFIDENTIAL DRAFT Has / Gets Analysis | Abe Base Case Subject to Further Review & Revision
Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019
Stand Alone Abe Implied Unit Price XR Adjusted PF Ulysses Implied Share Price |0.5757x XR(1)
Discounted Levered DCF Analysis Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
2023E DCF Multiple 2022E Terminal Multiple
6.0x 7.5x 9.0x 9.0x 10.5x 12.0x
Discount Rate
Discount Rate
8.0% $29.89 $34.41 $38.92 4.00% $34.79 $40.89 $46.99 10.0% $28.41 $32.64 $36.88 4.75% $34.09 $40.08 $46.07
12.0% $27.03 $31.01 $34.99 5.50% $33.41 $39.30 $45.18
Discounted Distribution Analysis
2023E Distribution Yield
13.0% 11.0% 9.0%
Discount Rate
8.0% $33.99 $38.04 $43.91 10.0% $32.24 $36.05 $41.55
12.0% $30.63 $34.21 $39.37
Source: Management projections and FactSet as of 2/8/2019. 34 (1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Has / Gets Analysis | Abe Historical Weather Case Subject to Further Review & Revision
Abe Current Distribution Policy | Valuation Effective Date: 3/31/2019
Stand Alone Abe Implied Unit Price XR Adjusted PF Ulysses Implied Share Price | 0.5757x XR(1)
Discounted Levered DCF Analysis Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
2023E DCF Multiple 2022E Terminal Multiple
6.0x 7.5x 9.0x 9.0x 10.5x 12.0x
Discount Rate 8.0% $27.45 $31.56 $35.66 Discount Rate 4.00% $32.59 $38.39 $44.20 10.0% $26.10 $29.95 $33.80 4.75% $31.92 $37.63 $43.33
12.0% $24.85 $28.46 $32.08 5.50% $31.28 $36.88 $42.48
Discounted Distribution Analysis
2023E Distribution Yield
13.0% 11.0% 9.0%
Discount Rate 8.0% $33.99 $38.04 $43.91 10.0% $32.24 $36.05 $41.55
12.0% $30.63 $34.21 $39.37
Source: Management projections and FactSet as of 2/8/2019. 35 (1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Has / Gets Analysis | Abe Capital Investment CaseSubject to Further Review & Revision
Abe Current Distribution Policy | Valuation Effective Date: 3/31/2019
Stand Alone Abe Implied Unit Price XR Adjusted PF Ulysses Implied Share Price | 0.5757x XR(1)
Discounted Levered DCF Analysis Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
2023E DCF Multiple 2022E Terminal Multiple
6.0x 7.5x 9.0x 9.0x 10.5x 12.0x
Discount Rate 8.0% $30.84 $35.61 $40.38 Discount Rate 4.00% $35.70 $41.97 $48.24 10.0% $29.29 $33.77 $38.24 4.75% $34.98 $41.14 $47.30
12.0% $27.86 $32.06 $36.26 5.50% $34.28 $40.33 $46.38
Discounted Distribution Analysis
2023E Distribution Yield
13.0% 11.0% 9.0%
Discount Rate 8.0% $33.99 $38.04 $43.91 10.0% $32.24 $36.05 $41.55
12.0% $30.63 $34.21 $39.37
Source: Management projections and FactSet as of 2/8/2019. 36 (1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Has / Gets Analysis | Abe Base Case Subject to Further Review & Revision
Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019
Stand Alone Abe Implied Unit Price XR Adjusted PF Ulysses Implied Share Price | 0.5757x XR(1)
Discounted Levered DCF Analysis Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
2023E DCF Multiple 2022E Terminal Multiple
6.0x 7.5x 9.0x 9.0x 10.5x 12.0x
Discount Rate 8.0% $30.73 $35.40 $40.08 Discount Rate 4.00% $34.79 $40.89 $46.99 10.0% $29.20 $33.58 $37.97 4.75% $34.09 $40.08 $46.07
12.0% $27.78 $31.90 $36.01 5.50% $33.41 $39.30 $45.18
Discounted Distribution Analysis | Abe Targeted Distribution Policy
2023E Distribution Yield
13.0% 11.0% 9.0%
Discount Rate 8.0% $29.81 $33.44 $38.69 10.0% $28.27 $31.68 $36.60
12.0% $26.84 $30.04 $34.66
Source: Management projections and FactSet as of 2/8/2019. 37 (1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Has / Gets Analysis | Abe Historical Weather Case Subject to Further Review & Revision
Abe Current Distribution Policy | Valuation Effective Date: 3/31/2019
Stand Alone Abe Implied Unit Price XR Adjusted PF Ulysses Implied Share Price |0.5757x XR(1)
Discounted Levered DCF Analysis Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
2023E DCF Multiple 2022E Terminal Multiple
6.0x 7.5x 9.0x 9.0x 10.5x 12.0x
Discount Rate 8.0% $28.44 $32.73 $37.02 Discount Rate 4.00% $32.59 $38.39 $44.20 10.0% $27.03 $31.06 $35.08 4.75% $31.92 $37.63 $43.33
12.0% $25.73 $29.51 $33.29 5.50% $31.28 $36.88 $42.48
Discounted Distribution Analysis | Abe Targeted Distribution Policy
2023E Distribution Yield
13.0% 11.0% 9.0%
Discount Rate 8.0% $28.18 $31.54 $36.41 10.0% $26.74 $29.89 $34.45
12.0% $25.40 $28.36 $32.64
Source: Management projections and FactSet as of 2/8/2019. 38 (1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Has / Gets Analysis | Abe Capital Investment Case Subject to Further Review & Revision
Abe Current Distribution Policy | Valuation Effective Date: 3/31/2019
Stand Alone Abe Implied Unit Price XR Adjusted PF Ulysses Implied Share Price |0.5757x XR(1)
Discounted Levered DCF Analysis Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC
2023E DCF Multiple 2022E Terminal Multiple
6.0x 7.5x 9.0x 9.0x 10.5x 12.0x
Discount Rate 8.0% $31.45 $36.34 $41.24 Discount Rate 4.00% $35.70 $41.97 $48.24 10.0% $29.87 $34.46 $39.04 4.75% $34.98 $41.14 $47.30
12.0% $28.40 $32.71 $37.02 5.50% $34.28 $40.33 $46.38
Discounted Distribution Analysis | Abe Targeted Distribution Policy
2023E Distribution Yield
13.0% 11.0% 9.0%
Discount Rate 8.0% $30.74 $34.54 $40.03 10.0% $29.14 $32.70 $37.85
12.0% $27.66 $31.00 $35.84
Source: Management projections and FactSet as of 2/8/2019. 39 (1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Precedents & Premiums | MLP Transactions Analysis

A Announcement Date	B Acquiror	C Target	F Equity Value Acquired	E Adj. Transaction Value[1,3]	D Transaction Value	G Unaffected 1-Day Premium	H % Cash	I Taxable Transaction	J Buyer Type	K Transaction Type
11/26/18	Dominion Energy Inc	Dominion Energy Midstream Partners LP	$1,262	$3,584	$3,598	0.9%	0%	No	C-Corp	Affiliate
11/26/18	Arclight Capital	TransMontaigne Partners L.P.	536	1,232	1,247	12.6%	100%	NA	PE	Affiliate
11/8/18	Western Gas Equity Partners LP	Western Gas Partners, LP	5,763	12,603	12,781	7.6%	0%	No	MLP	Affiliate
10/22/18	EnLink Midstream LLC	EnLink Midstream Partners, L.P.	5,084	12,221	12,236	1.1%	0%	Yes	C-Corp	Affiliate
10/18/18	Valero Energy Corporation	Valero Energy Partners LP	1,976	3,734	3,788	6.0%	100%	Yes	C-Corp	Affiliate
10/9/18	Antero Midstream GP LP	Antero Midstream Partners LP	5,908	7,548	7,548	6.5%	11%	Yes	C-Corp	Affiliate
9/18/18	Enbridge Inc.	Enbridge Energy Partners	2,742	15,541	15,562	11.6%	0%	Yes	C-Corp	Affiliate
8/24/18	Enbridge Inc.	Spectra Energy Partners, LP	3,276	26,945	27,810	19.4%	0%	Yes	C-Corp	Affiliate
8/1/18	Energy Transfer Equity, L.P.	Energy Transfer Partners	27,179	66,915	66,981	11.2%	0%	No	MLP	Affiliate
6/19/18	Cheniere Energy Inc.	Cheniere Energy Partners LP Holdings	1,240	5,526	5,651	10.7%	0%	No	C-Corp	Affiliate
5/17/18	Williams Companies	Williams Partners, LP	10,427	56,013	57,793	16.5%	0%	Yes	C-Corp	Affiliate
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	1,686	8,083	8,361	(18.4%)	0%	Yes	C-Corp	Affiliate
2/7/18	Terra Nitrogen GP, Inc.	Terra Nitrogen Co. LP	387	1,432	1,474	3.7%	100%	Yes	C-Corp	Affiliate
1/2/18	Archrock, Inc	Archrock Partners, LP	607	2,358	2,438	23.4%	0%	Yes	C-Corp	Affiliate
8/29/17	Zenith Energy US, LP	Arc Logistics Partners LP	407	736	736	15.2%	100%	Yes	PE	3rd Party
10/25/16	Energy Transfer Partners, LP	PennTex Midstream Partners, LP	640	789	789	43.3%	50%	Yes	MLP	Affiliate
3/2/17	VTTI, B.V	VTTI Energy Partners, LP	481	1,842	1,867	6.0%	100%	Yes	C-Corp	Affiliate
4/3/17	World Point Terminals, Inc.	World Point Terminals, LP	159	570	594	5.8%	100%	Yes	C-Corp	Affiliate
2/1/17	ONEOK, Inc	ONEOK Partners, LP	9,309	22,380	23,654	25.8%	0%	Yes	C-Corp	Affiliate
1/27/17	Enbridge Energy Company	Midcoast Energy Partners, LP	170	1,194	1,176	(8.6%)	100%	Yes	C-Corp	Affiliate
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	21,965	54,455	54,455	(0.2%)	0%	No	MLP	Affiliate
10/24/16	American Midstream Partners LP	JP Energy Partners LP	302	476	476	9.1%	0%	No	MLP	3rd Party
9/26/16	Transcanada	Columbia Pipeline Partners	915	3,384	3,464	9.9%	100%	Yes	C-Corp	Affiliate
5/30/16	SemGroup Corp.	Rose Rock Midstream	771	2,034	2,034	0.0%	0%	Yes	C-Corp	Affiliate
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	6,672	12,138	12,229	18.4%	0%	Yes	C-Corp	Affiliate
8/1/16	Transocean, Inc	Transocean Partners	259	1,153	1,202	20.8%	0%	No	C-Corp	Affiliate
10/26/15	Western Refining, Inc.	Northern Tier Energy	1,982	5,185	5,286	11.7%	65%	Yes	C-Corp	3rd Party
7/13/15	MPLX LP	MarkWest Energy Partners, LP	16,612	22,360	22,360	36.3%	8%	No	MLP	3rd Party
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	3,381	6,901	6,920	17.2%	0%	No	MLP	Affiliate
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	394	1,104	1,145	(14.0%)	0%	No	MLP	Affiliate
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	11,276	18,593	18,593	13.2%	1%	No	MLP	Affiliate
10/26/14	Williams Partners LP	Access Midstream Partners LP	21,944	34,256	34,256	(5.7%)	0%	No	MLP	Affiliate
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	3,866	6,002	6,002	15.0%	3%	No	MLP	3rd Party
11/12/14	Enterprise Products Partners LP	Oiltanking Partners LP	1,392	4,243	4,289	(0.9%)	0%	No	PE	Affiliate
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	27,351	52,351	52,566	12.0%	12%	Yes	C-Corp	Affiliate
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	5,421	13,193	13,677	15.4%	12%	Yes	C-Corp	Affiliate
7/24/14	Breitburn Energy Partners	QR Energy LP	1,811	2,856	2,856	17.5%	19%	No	MLP	3rd Party
10/10/13	Regency Energy Partners LP	PVR Partners LP	3,931	5,659	5,659	25.7%	1%	No	MLP	3rd Party
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	755	2,434	2,531	8.5%	0%	No	MLP	Affiliate
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	1,661	2,643	2,643	14.5%	4%	No	MLP	3rd Party
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	3,911	4,858	4,858	23.5%	0%	No	MLP	3rd Party
2/23/11	Enterprise Products Partners	Duncan Energy Partners LP	1,006	2,973	3,282	28.1%	0%	No	MLP	Affiliate
C-Corp Buying MLP	Median		$1,831	$5,355	$5,469	10.3%	0%			
	Mean		4,004	11,746	12,000	9.0%	32%			
Affiliate	Median		$1,686	$5,526	$5,651	9.9%	0%			
	Mean		5,525	13,931	14,121	9.3%	24%			
Taxable Transaction	Median		$1,976	$5,185	$5,286	11.6%	12%			
	Mean		4,113	11,889	12,147	10.7%	40%			
Overall	Median		$1,894	$5,021	$5,072	11.7%	0%			
	Mean		5,162	12,155	12,306	11.3%	23%			
Current (2/8/2019)	Ulysses	Abe	$2,121	$5,659	$5,671	1.6%	13%	Yes	C-Corp	Affiliate
Current Premium to Abe at Proposal Date (1/25/2019)	Ulysses	Abe	$2,121	$5,659	5,671	2.5%	13%	Yes	C-Corp	Affiliate
Current Premium to Abe at Pre-Investor Day (12/3/2018)	Ulysses	Abe	$2,121	$5,659	5,671	(16.5%)	13%	Yes	C-Corp	Affiliate

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP.
(1) Based on Wall Street research.
(2) Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price.
(3) Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price.

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40

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Supplemental Analysis

TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

Abe DCF Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Revised Budget Case | Valuation Effective Date: 3/31/2019

Discounted Levered DCF Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.82	$3.88	$3.92	$3.94
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.47	$3.21	$2.94	
Disc. LP DCF Total					$11.46
Terminal Mulitple					7.5x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$21.18
Implied Present Value per Unit					$32.64
LP DCF / LP Dist. Coverage	*0.99x*	*1.00x*	*1.02x*	*1.03x*	*1.04x*
Total Debt / EBITDA	*4.61x*	*4.59x*	*4.61x*	*4.65x*	*4.62x*

Discounted Distribution Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.85	
Disc. LP Dist. Total					$11.31
Terminal Yield					11.0%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$24.75
Implied Equity Value per Unit					$36.05
LP DCF / LP Dist. Coverage	*0.99x*	*1.00x*	*1.02x*	*1.03x*	*1.04x*
Total Debt / EBITDA	*4.61x*	*4.59x*	*4.61x*	*4.65x*	*4.62x*

Discounted Levered DCF Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.89	$3.86	$3.96	$4.03	$4.08
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.85	$3.51	$3.27	$3.03	
Disc. LP DCF Total					$11.66
Terminal Mulitple					7.5x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$21.93
Implied Present Value per Unit					$33.58
LP DCF / LP Dist. Coverage	*1.20x*	*1.23x*	*1.26x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.45x*	*4.27x*	*4.11x*	*3.99x*	*3.85x*

Discounted Distribution Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.36	$3.40
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.54	$2.86	$2.60	$2.52	
Disc. LP Dist. Total					$9.53
Terminal Yield					11.0%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$22.15
Implied Equity Value per Unit					$31.68
LP DCF / LP Dist. Coverage	*1.20x*	*1.23x*	*1.26x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.45x*	*4.27x*	*4.11x*	*3.99x*	*3.85x*

Source: Management projections.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
42

Abe DCF Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Historical Weather Case | Valuation Effective Date: 3/31/2019

Discounted Levered DCF Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.53	$3.58	$3.59	$3.58
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.21	$2.96	$2.69	
Disc. LP DCF Total					$10.70
Terminal Mulitple					7.5x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$19.25
Implied Present Value per Unit					$29.95
LP DCF / LP Dist. Coverage	*0.99x*	*0.93x*	*0.94x*	*0.94x*	*0.94x*
Total Debt / EBITDA	*4.61x*	*5.10x*	*5.29x*	*5.52x*	*5.58x*

Discounted Distribution Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.85	
Disc. LP Dist. Total					$11.31
Terminal Yield					11.0%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$24.75
Implied Equity Value per Unit					$36.05
LP DCF / LP Dist. Coverage	*0.99x*	*0.93x*	*0.94x*	*0.94x*	*0.94x*
Total Debt / EBITDA	*4.61x*	*5.10x*	*5.29x*	*5.52x*	*5.58x*

Discounted Levered DCF Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.89	$3.60	$3.67	$3.71	$3.75
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.85	$3.27	$3.03	$2.79	
Disc. LP DCF Total					$10.94
Terminal Mulitple					7.5x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$20.12
Implied Present Value per Unit					$31.06
LP DCF / LP Dist. Coverage	*1.20x*	*1.14x*	*1.16x*	*1.18x*	*1.19x*
Total Debt / EBITDA	*4.45x*	*4.75x*	*4.75x*	*4.77x*	*4.65x*

Discounted Distribution Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.15	$3.15
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.54	$2.86	$2.60	$2.37	
Disc. LP Dist. Total					$9.37
Terminal Yield					11.0%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$20.52
Implied Equity Value per Unit					$29.89
LP DCF / LP Dist. Coverage	*1.20x*	*1.14x*	*1.16x*	*1.18x*	*1.19x*
Total Debt / EBITDA	*4.45x*	*4.75x*	*4.75x*	*4.77x*	*4.65x*

Source: Management projections.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING
43

Abe DCF Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Capital Investment Case | Valuation Effective Date: 3/31/2019

Discounted Levered DCF Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.70	$3.87	$4.00	$4.16
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.37	$3.20	$3.01	
Disc. LP DCF Total					$11.41
Terminal Mulitple					7.5x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$22.36
Implied Present Value per Unit					$33.77
LP DCF / LP Dist. Coverage	*0.99x*	*0.97x*	*1.02x*	*1.05x*	*1.10x*
Total Debt / EBITDA	*4.61x*	*4.73x*	*4.63x*	*4.48x*	*4.26x*

Discounted Distribution Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.85	
Disc. LP Dist. Total					$11.31
Terminal Yield					11.0%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$24.75
Implied Equity Value per Unit					$36.05
LP DCF / LP Dist. Coverage	*0.99x*	*0.97x*	*1.02x*	*1.05x*	*1.10x*
Total Debt / EBITDA	*4.61x*	*4.73x*	*4.63x*	*4.48x*	*4.26x*

Discounted Levered DCF Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.72	$3.91	$4.08	$4.27
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.38	$3.23	$3.06	
Disc. LP DCF Total					$11.52
Terminal Mulitple					7.5x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$22.94
Implied Present Value per Unit					$34.46
LP DCF / LP Dist. Coverage	*1.20x*	*1.18x*	*1.25x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.61x*	*4.57x*	*4.31x*	*3.99x*	*3.68x*

Discounted Distribution Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.57	$3.14	$3.14	$3.40	$3.56
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.53	$2.85	$2.59	$2.55	
Disc. LP Dist. Total					$9.53
Terminal Yield					11.0%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$23.17
Implied Equity Value per Unit					$32.70
LP DCF / LP Dist. Coverage	*1.20x*	*1.18x*	*1.25x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.61x*	*4.57x*	*4.31x*	*3.99x*	*3.68x*

Source: Management projections.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

44

PRELIMINARY CONFIDENTIAL DRAFT
Ulysses Dist. Analysis | Management Projections Subject to Further Review & Revision
Valuation Effective Date: 3/31/2019
Discounted Dividend Analysis
Ulysses Dividends | Abe $3.80 Annual Dist. Policy
2022E Distribution Yield
discount rate
2.75% 2.25% 1.75%
4.50% $45.03 $54.40 $69.14
5.25% $44.25 $53.46 $67.94
6.00% $43.50 $52.55 $66.77
Discounted Distribution Analysis
Supplemental Calculation Detail
2H 2019E 2020E 2021E 2022E
Ulysses Dividend / Share $0.55 $1.20 $1.25 $1.30 Discount Factor 0.987 0.950 0.903 PV of Dividend/Sh. $0.54 $1.14 $1.12 Disc. GP Dist. Total $2.80 Terminal Yield 2.25% Terminal Disc. Factor 0.880 Implied Terminal PV per Share $50.66 Implied Equity Value per Share $53.46
___________________________________ 45 Source: Wall street consensus projections as of 2/8/2019.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Ulysses Illustrative Discounted Future Value Subject to Further Review & Revision
Management Projections
Ulysses Status Quo
Yield
$69.32 $69.63 $68.09
1.75%
$54.29 $54.78 2.25% $53.08
Current Share Price $53.21 $44.72 $45.33 $43.53 2.75%
2H 2019E 2020E 2021E
Assumptions
∎ Wall Street Consensus Projections∎ Valuation date as of 3/31/19
∎ Future share price calculated at FY1 annual dividends divided by yield
∎ Discounted to 3/31/19 at 5.25% cost of equity
☐ Interim distributions discounted upon receipt to 3/31/19
___________________________________ 46 Source: Wall Street consensus projections and as of 2/8/2019.
Note: Valuation based on annual dividends.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT PF Ulysses DCF Analysis Subject to Further Review & Revision
Abe Revised Budget Case | Valuation Effective Date: 3/31/2019
Discounted Distribution Analysis
Ulysses Dividends | Abe $3.80 Annual Dist. Policy
2022E Distribution Yield
Discount Rate
2.75% 2.25% 1.75%
4.50% $44.82 $54.15 $68.82
5.25% $44.05 $53.22 $67.62
6.00% $43.30 $52.31 $66.46
Discounted Distribution Analysis
Supplemental Calculation Detail
2H 2019E 2020E 2021E 2022E
Ulysses Dividend/Sh. $0.55 $1.19 $1.24 $1.29 Discount Factor 0.987 0.950 0.903 PV of Dividend/Sh. $0.54 $1.13 $1.12
Disc. GP Dist. Total $2.79 Terminal Yield 2.25% Terminal Disc. Factor 0.880 Implied Terminal PV per Share $50.43
Implied Equity Value per Share $53.22
___________________________________ 47 Source: Wall street consensus projections as of 2/8/2019.
TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Has / Gets Analysis | Discounted Distribution Analysis

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

XR Adjusted PF Ulysses Implied Share Price | 0.5757x XR(1)

Abe Base Case

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.44	$31.11	$38.44
5.25%	$26.05	$30.64	$37.84
6.00%	$25.68	$30.18	$37.26

Abe Base Case | Abe Targeted Distribution Policy

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.44	$31.11	$38.44
5.25%	$26.05	$30.64	$37.84
6.00%	$25.68	$30.18	$37.26

Abe Historical Weather Case

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.44	$31.11	$38.44
5.25%	$26.05	$30.64	$37.84
6.00%	$25.68	$30.18	$37.26

Abe Historical Weather Case | Abe Targeted Distribution Policy

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.44	$31.11	$38.44
5.25%	$26.05	$30.64	$37.84
6.00%	$25.68	$30.18	$37.26

Abe Capital Investment Case

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.44	$31.11	$38.44
5.25%	$26.05	$30.64	$37.84
6.00%	$25.68	$30.18	$37.26

Abe Capital Investment Case | Abe Targeted Distribution Policy

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.44	$31.11	$38.44
5.25%	$26.05	$30.64	$37.84
6.00%	$25.68	$30.18	$37.26

Source: Management projections and FactSet as of 2/8/2019.
(1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.

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Appendix

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ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Cost of Capital

TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

SQ Abe Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

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Subject to Further Review & Revision

Abe Cost of Equity

Barra Beta

	Low	High
Raw Beta (2)	0.68	0.92
Spot Risk-Free Rate (3)	2.9%	2.9%
Equity Risk Premium (4)	6.0%	6.0%
Cost of Equity	**7.0%**	**8.5%**

Cost of Equity

Sensitized Peer Total Return

	Low	High
Cost of Equity	**14.1%**	**15.1%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth (1)	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	4.5%	4.0%	4.1%	9.7%	13.8%
	GasLog Partners LP	4.5%	4.0%	4.1%	9.6%	13.7%
	Genesis Energy LP	4.6%	4.0%	4.1%	11.0%	15.1%
	Global Partners LP	0.0%	4.0%	3.4%	10.0%	13.4%
	Golar LNG Partners LP	0.1%	4.0%	3.4%	12.4%	15.8%
	Holly Energy Partners LP	0.4%	4.0%	3.5%	9.3%	12.8%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.2%	14.6%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	16.1%	19.5%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	14.4%	18.2%
	NuStar Energy LP	0.0%	4.0%	3.4%	9.7%	13.1%
	PBF Logistics LP	2.4%	4.0%	3.8%	9.1%	12.9%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	18.3%	21.7%
	Sunoco LP	0.0%	4.0%	3.4%	11.4%	14.8%
	TC PipeLines LP	0.0%	4.0%	3.4%	8.5%	11.9%
	USA Compression Partners LP	0.0%	4.0%	3.4%	14.7%	18.1%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	11.0%	15.1%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.6%	10.0%
	Median	**0.0%**	**4.0%**	**3.4%**	**11.0%**	**14.6%**
	Mean	**1.4%**	**4.0%**	**3.6%**	**11.3%**	**15.0%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 2/8/2019.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 12/31/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 1/29/2019.
(4) Duff & Phelps historical arithmetic premium.
(5) 2021E dividend from May 8th, 2018 RBC equity research report.

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Ulysses Cost of Capital Analysis

Status Quo

Cost of Equity
Barra Beta

	Low	High
Raw Beta [3]	0.30	0.41
Spot Risk-Free Rate [4]	2.9%	2.9%
Equity Risk Premium [5]	6.0%	6.0%
Cost of Equity	**4.7%**	**5.4%**

Cost of Capital
Barra Beta | SQ Capital Structure

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [1]	2.7%	4.2%
Market Value of Equity	$9,459	$9,459
Total Debt	$2,756	$2,756
Cost of Capital	**4.3%**	**5.1%**

Cost of Capital
Barra Beta | Optimal Capital Structure[6]

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [1]	2.7%	4.2%
Market Value of Equity	$9,459	$9,459
Total Debt	$2,542	$2,542
Cost of Capital	**4.3%**	**5.1%**

Pro Forma

Cost of Equity
Barra Beta

	Low	High
Raw Beta [3]	0.30	0.41
Spot Risk-Free Rate [4]	2.9%	2.9%
Equity Risk Premium [5]	6.0%	6.0%
Cost of Equity	**4.7%**	**5.4%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [2]	3.5%	5.0%
Market Value of Equity	$13,187	$13,187
Total Debt	$4,905	$4,905
Cost of Capital	**4.2%**	**5.0%**

Cost of Capital
Barra Beta | Optimal Capital Structure[6]

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [2]	3.5%	5.0%
Market Value of Equity	$13,187	$13,187
Total Debt	$3,966	$3,966
Cost of Capital	**4.2%**	**5.1%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 2/8/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $4.03 for each Abe unit is funded using the Ulysses revolver at a 2.275% interest rate. Equity - Based on a 0.500x XR of Ulysses shares for each Abe unit.
(1) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 4.55% cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of debt held at Ulysses.
(2) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.56% cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(3) Barra beta for Ulysses as of 12/31/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(4) 20-year treasury bond yield as of 1/29/2019.
(5) Duff & Phelps historical arithmetic premium.
(6) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

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Additional Future Analysis

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ENERGY INVESTMENT & MERCHANT BANKING

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Additional Analysis To Be Performed
TPH Supplemental Analysis
∎ Cash flow accretion/dilution∎ Tax implications to unitholders∎ After-tax proposal evaluation

TUDORPICKERING HOLT&CO
ENERGY INVESTMENT & MERCHANT BANKING

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TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

About The Firm

Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company's two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.

The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.

Contact Us
Houston (Research, Sales and Trading): 713-333-2960
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www.TPHco.com

Copyright 2019 – Tudor, Pickering, Holt & Co.

Disclosure Statement

Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. This presentation does not constitute a tax opinion and cannot be used by any taxpayer for the purpose of avoiding tax penalties. We (i) make no conclusion on the valuation or pricing for tax purposes or the effects of federal income tax laws on any party and (ii) have assumed that the party's intended tax treatment will be respected. Each person should seek legal, regulatory, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the evaluation and impact of any transactions or matters described herein.

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Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials.

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Tudor, Pickering, Holt & Co. operates in the United Kingdom under the trading name Perella Weinberg Partners UK LLP (authorized and regulated by the Financial Conduct Authority), and in Canada through its affiliate, Tudor, Pickering, Holt & Co. Securities - Canada, ULC, located in Calgary, Alberta.

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